THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT This Third Amendment to Loan and Security Agreement (this “Third Amendment”) is made and entered into as of the 24th day of October, 2022, by and between Old Plank Trail Community Bank, N.A., a national banking association, with an office located at 5300 W. 95th Street, Oak Lawn, Illinois 60453 (“Lender”), and Halo, Purely for Pets, Inc., a Delaware corporation, with its chief executive office located at 12400 Race Track Road, Tampa, Florida 33626 (“Borrower”). W I T N E S S E T H: WHEREAS, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations (the “Financial Accommodations”) to Borrower pursuant to (a) that certain Loan and Security Agreement dated as of January 6, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 13, 2021 and that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2022, each by and between Lender and Borrower (collectively, the “Loan Agreement”), and (b) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto; WHEREAS, prior hereto, TruPet LLC, a Delaware limited liability company (“TruPet”) and a party to that certain Guaranty and Security Agreement dated as of January 6, 2021, executed and delivered by TruPet, Better Choice Company Inc., a Delaware corporation, and Bona Vida, Inc., a Delaware corporation, to Lender, merged with and into Borrower, with Borrower as the surviving company; WHEREAS, Borrower desires Lender to, among other things, (a) increase the Maximum Revolving Loan from $7,500,000 to $13,500,000, a portion of which such proceeds will be used to retire and repay in full the aggregate outstanding balance of Term Loan A, (b) extend the Revolving Loan Termination Date from January 6, 2024 to October 31, 2024, (c) modify the pricing of the Loans and (d) modify certain financial covenants (collectively, the “Additional Financial Accommodations”); and WHEREAS, Lender is willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in this Third Amendment and the other agreements, documents and instruments referenced herein or executed and delivered pursuant hereto. NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as set forth in this Third Amendment.

- 2 - I. Definitions. A. Use of Definitions. Except as expressly set forth in this Third Amendment, all terms which have an initial capital letter where not required by the rules of grammar are defined in the Loan Agreement. B. Amended Definitions. Effective as of the Third Amendment Effective Date, as hereinafter defined, Section 1.1 of the Loan Agreement is hereby amended by substituting the definitions set forth below for the corresponding definitions set forth in the Loan Agreement: “Applicable Margin” means (i) with respect any Index Rate Loan, the rate per annum equal to 3.75%, and (ii) with respect to Prime Rate Loans, the rate per annum equal to 1.50%. “Borrowing Base” means the total, without duplication, of the following: (1) up to 85% of the face amount of all then existing Eligible Accounts as set forth on the Borrowing Base Certificate delivered by Borrower to Lender from time to time, minus all finance charges and prompt payment, volume and all other discounts, credits or allowances which may be taken by or granted to Account Debtors; (2) plus the lesser of (a) 50% of the Value of all then existing Eligible Inventory, or (b) $5,400,000; (3) plus the lesser of (a) $6,300,000, or (b) the aggregate cash subject to a first priority Lien in favor of and pledged to Lender pursuant to the Deposit Account Pledge Agreement less the outstanding amount of Term Loan A; and (4) minus Reserves. “Change in Control” means the occurrence of any of the following events: (1) Parent shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of Borrower; (2) Borrower shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of each of its Subsidiaries; or (3) the granting by any of the Equity Interest Owners, directly or indirectly, of a security interest in its ownership interest in Borrower (other than to Lender). For the purpose hereof, the terms “control” or “controlling” means the possession of the power to direct, or cause the direction of, the management and policies of Borrower by contract or voting of securities or ownership interests. “Guarantors” means Parent and each other Person that signs a Guaranty in favor of Lender to secure the Liabilities. “Maximum Revolving Loan” means an amount equal to $13,500,000.00. “Revolving Loan Termination Date” means October 31, 2024. “Revolving Note” means that certain Revolving Note dated as of the Third Amendment

- 3 - Effective Date executed and delivered by Borrower to Lender in a maximum aggregate principal amount not to exceed Thirteen Million Five Hundred Thousand and no/100 ($13,500,000.00), as amended, renewed, restated or replaced from time to time. C. New Definition. Effective as of the date of this Third Amendment, Section 1.1 of the Loan Agreement is hereby amended by adding the following new definition thereto in the appropriate alphabetical order: “Third Amendment Effective Date” means October 24, 2022. II. Amendment to Loan Agreement. Effective as of the Third Amendment Effective Date, the Loan Agreement is hereby amended as follows: A. Minimum Liquidity. Section 9.4(A) of the Loan Agreement is hereby amended by deleting Section 9.4(A) of the Loan Agreement in its entirety and substituting therefor the following: “(A) Minimum Liquidity. Borrower shall maintain Liquidity, tested as of the last day of the fiscal quarter ending September 30, 2022, and as of the last day of each fiscal quarter thereafter, of not less than $8,500,000.” B. Schedule 4.4. Schedule 4.4 attached to the Loan Agreement is hereby amended by deleting Schedule 4.4 in its entirety and substituting therefor Schedule 4.4 attached to this Third Amendment and incorporated herein. III. Conditions Precedent. Lender’s obligation to provide the Additional Financial Accommodations to Borrower is subject to the full and timely performance of the following conditions precedent: A. Borrower executing and delivering, or causing to be executed and delivered to Lender, the following documents, each of which shall be in form and substance acceptable to Lender: (i) a fully executed original of this Third Amendment; (ii) a fully executed original Revolving Note; (iii) a fully executed First Amendment to Deposit Account Pledge Agreement; (iv) a Company General Certificate executed and delivered by Borrower to Lender; (v) a Reaffirmation of Guaranty and Security Agreement executed and delivered by Parent to Lender; (vi) a duly executed Disbursement Request of even date herewith executed and delivered by Borrower to Lender (the “Disbursement Request”); and

- 4 - (vii) such other agreements, documents and instruments as Lender may reasonably request. B. No Event of Default or Unmatured Event of Default exists under the Loan Agreement, as amended by this Third Amendment; C. No claims, litigation, arbitration proceedings or governmental proceedings not disclosed in writing to Lender prior to the date hereof shall be pending or known to be threatened against Borrower and no known material development not so disclosed shall have occurred in any claims, litigation, arbitration proceedings or governmental proceedings so disclosed which in the opinion of Lender is likely to materially or adversely affect the financial position or business of Borrower or the capability of Borrower to pay its obligations and liabilities to Lender; D. There shall have been no material or adverse change in the business, financial condition or results of operations since the date of Borrower’s most recently delivered financial statements to Lender; and E. The repayment in full in cash of all Term Loan A principal and interest (which shall occur contemporaneously with the closing of this Third Amendment) pursuant to the Disbursement Request. IV. Conflict. If, and to the extent, the terms and provisions of this Third Amendment contradict or conflict with the terms and provisions of the Loan Agreement, the terms and provisions of this Third Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Third Amendment do not contradict or conflict with the terms and provisions of the Loan Agreement, the Loan Agreement, as amended by this Third Amendment, shall remain in and have its intended full force and effect, and Lender and Borrower hereby affirms, confirms and ratifies the same. V. Severability. Wherever possible, each provision of this Third Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Third Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Third Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law. VI. Reaffirmation. Borrower hereby reaffirms and remakes all of the representations, warranties, covenants, duties, obligations and liabilities contained in the Loan Agreement, as amended hereby.

- 5 - VII. Fees, Costs and Expenses. A. Contemporaneously herewith, Borrower shall pay to Lender a fully earned non- refundable amendment fee in the amount of Seventy-Five Thousand and no/100 Dollars ($75,000.00). B. Borrower agrees to pay, upon demand, all fees, costs and expenses of Lender, including, but not limited to, reasonable attorneys’ fees, in connection with the preparation, execution, delivery and administration of this Third Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto. VIII. Reservation of Rights. Lender continues to reserve all of its rights and remedies, including all security interests, assignments and liens pursuant to the Loan Agreement and the Other Agreements, as well as any rights and remedies at law, in equity or otherwise. Nothing contained in this Third Amendment shall be or be deemed a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, nor shall preclude the subsequent exercise of any of Lender’s rights or remedies. IX. Choice of Law. This Third Amendment has been delivered and accepted in Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies. X. Counterpart. This Third Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or email transmitted executed counterpart to this Third Amendment and the other agreements, documents and instruments executed in connection herewith will be deemed an acceptable original for purposes of consummating this Third Amendment and such other agreements, documents and instruments; provided, however, Borrower shall be required to deliver to Lender original executed signature pages in substitution for said facsimile or email transmitted signature pages upon Lender’s request therefor. XI. Waiver of Jury Trial. BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY. [signature page follows]

SCHEDULE 4.4 CHIEF EXECUTIVE OFFICE AND COLLATERAL LOCATIONS Chief Executive Office: 12400 Race Track Road Tampa, Florida 33626 Other Locations: Fidelitone, Inc. 1260 Karl Court, Wauconda, Illinois 60084 BNG Phoebe, LLC 109 Persnickety Place Kiel, Wisconsin 53042